As filed with the Securities and Exchange Commission on January 23, 2001


                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                             _________________

                                FORM 8-K


                              CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 23, 2001

                          RUDDICK CORPORATION
          (Exact name of registrant as specified in its charter)

                             North Carolina
             (State or other jurisdiction of incorporation)

                                 1-6905
                        (Commission File Number)

                               56-0905940
                   (IRS Employer Identification No.)

                  301 South Tryon Street, Suite 1800
                      Charlotte, North Carolina
               (Address of principal executive offices)

                                 28202
                              (Zip Code)

                             (704) 372-5404
          (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

On January 23, 2001 Ruddick Corporation, a North Carolina corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7. EXHIBITS.

99.1	News Release disseminated on January 23, 2001 by Ruddick
Corporation.








                               	SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RUDDICK CORPORATION


                                  By: /s/  JOHN B. WOODLIEF
                                   							John B. Woodlief
                                          Vice President - Finance



Dated: January 23, 2001